UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously reported, on May 21, 2018, a stockholder derivative complaint, captioned Gantulga v. Aron, et al., Case No. 1:18-cv-02262-JAR-TJJ, was filed in the U.S. District Court for the District of Kansas, transferred to the U.S. District Court for the Southern District of New York, and re-captioned Gantulga v. Aron, et al., Case No. 1:18-cv-10007-ALC (the “Gantulga Action”). On October 2, 2019, a stockholder derivative complaint, captioned Kenna v. Aron, et al., Case No. 1:19-cv-09148-ALC (the “Kenna Action”), was filed in the U.S. District Court for the Southern District of New York. On March 20, 2020, a stockholder derivative complaint, captioned Manuel v. Aron, et al., Case No. 1:20-cv-02456-ALC (the “Manuel Action”), was filed in the U.S. District Court for the Southern District of New York. On April 7, 2020, a stockholder derivative complaint, captioned Dinkevich v. Aron, et al., Case No. 1:20-cv-02870-ALC (the “Dinkevich Action”), was filed in the U.S. District Court for the Southern District of New York. On September 23, 2021, a stockholder derivative complaint, captioned Lyon v. Aron, et al., Case No. 1:21-cv-07940-ALC (the “Lyon Action”), was filed in the U.S. District Court for the Southern District of New York. On March 21, 2023, the Court entered an Opinion and Order granting defendants’ motion to dismiss the Lyon Action. Specifically, the Court dismissed Plaintiff Lyon’s federal law claims and declined to exercise supplemental jurisdiction over his remaining state law claims. Plaintiff Lyon contends that he was preparing to re-file a complaint based on his state law claims in the Delaware Court of Chancery.

On June 14, 2023, the parties to the Gantulga, Kenna, Manuel, Dinkevich, and Lyon Actions entered into a Stipulation of Settlement (the “Stipulation”) to resolve those actions. On October 6, 2023, the Court preliminarily approved the proposed settlement as being fair, reasonable, and adequate, and scheduled a telephonic hearing for December 18, 2023 at 11:00 a.m. eastern time, to, among other things, consider whether to approve the proposed settlement.

Additional information concerning the terms of the proposed settlement, the December 18, 2023 hearing, and the requirements for making any objections to the proposed settlement can be found in the Stipulation and the Notice of Pendency and Proposed Settlement of Stockholder Derivative Matters, which are attached hereto as Exhibits 99.1, 99.2, and available on the Company’s website, at https://investor.amctheatres.com/stock-information/Tax-Info/default.aspx.

Item 9.01 Financial Statements and Exhibits

99.1	Stipulation of Settlement.

99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Matters.

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	AMC ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor Title: Senior Vice President, General Counsel and Secretary

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